UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 30, 2012

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 674-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2012, the Board of Directors of RealNetworks, Inc. elected Michael T. Galgon to fill a vacancy on the Board. Mr. Galgon will also serve as a member of RealNetworks’ Compensation Committee.

Mr. Galgon, age 45, has served as a director of Market Leader, Inc. (formerly HouseValues, Inc.), a provider of online technology and marketing solutions for real estate professionals, since April 2010. He served as Chief Advertising Strategist for Microsoft Corporation from August 2007 until January 2009. In 1997, Mr. Galgon co-founded aQuantive, Inc. (formerly Avenue A, Inc.), an internet media company, where he served in various roles, most recently as Chief Strategy Officer, from 1997 until the sale of aQuantive to Microsoft in August 2007. Prior to founding aQuantive, Mr. Galgon served as a full-time volunteer with AmeriCorps VISTA from October 1994 to October 1995 and as an officer in the U.S. Navy from 1990 to 1994. Mr. Galgon also currently serves as a director of several privately-held companies and of Global Partnerships, a Seattle-based nonprofit microfinance organization. Mr. Galgon holds an M.B.A. from the Harvard Business School and an A.B. in economics from Duke University.

A description of the compensation payable to Mr. Galgon for his services as a director and a Compensation Committee member is set forth under the caption “Compensation of Directors” in RealNetworks’ definitive proxy statement dated September 21, 2012. In addition, on November 30, 2012, Mr. Galgon was awarded an option to purchase 5,729 shares and restricted stock units valued at $41,250 on the award date, which awards are based on the anticipated number of completed months of service leading up to the one-year anniversary date of the Company’s 2012 annual meeting of shareholders.

Item 7.01. Regulation FD Disclosure.

RealNetworks’ press release dated December 4, 2012 announcing Mr. Galgon’s election as a new director is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the SEC, the attached exhibits are deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description

99.1	Press Release of RealNetworks, Inc. dated December 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Secretary

Dated: December 4, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of RealNetworks, Inc. dated December 4, 2012.